CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1A
CASE NUMBER: 01-48321-399

                                             As of
                                           July 31,       Aug 31       Sep 30       Oct 31       Nov 30       Dec 31       Jan 31
BALANCE SHEETS                               2001          2001         2001         2001         2001         2001         2001
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Current Assets:
    Cash*                                  $ 195,000     $ 195,000    $ 195,000    $ 323,823    $ 323,823  $ 1,768,628  $ 1,738,037
    Accounts receivable, net
        of allowances                     15,675,287    15,410,249   14,814,241    6,752,519    3,553,199    1,268,641      583,151
    Inventories                           20,364,783    12,884,535    2,906,598      775,600      710,232            -            -
    Accounts receivable from
        subsidiary                         1,128,194       819,274    1,922,013    1,922,013    1,922,013            -            -
    Deferred charges                       1,782,385     2,120,896            -            -            -            -            -
    Prepaid expenses                       1,111,176     1,072,297      586,394      725,872      567,621      694,301      694,301
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Current Assets          40,256,825    32,502,251   20,424,246   10,499,827    7,076,888    3,731,570    3,015,489
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Investment in subsidiary                  12,262,947    12,382,185   12,721,249   13,065,675   13,179,470            -            -

Non-Current Assets:
    Unamortized debt issue costs             951,697       919,974      919,974      919,974      919,974            -            -
    Reorg. value in excess of
      identifiable assets                 21,024,511    20,838,453   20,838,453   20,838,453   20,838,453            -            -
    Other                                     37,533        37,533       37,533       37,533       37,333            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
            Total Non-Current Assets      22,013,741    21,795,960   21,795,960   21,795,960   21,795,760            -            -
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Plant and Equipment (Schedule B)          35,040,334    35,544,452   34,385,529   34,385,529   33,785,529   33,473,714   33,473,714
    Less - accumulated depreciation       (1,103,508)   (1,261,152)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)  (1,209,344)
            Net Plant and Equipment       33,936,826    34,283,300   33,176,185   33,176,185   32,576,185   32,264,370   32,264,370
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------

Total Assets                            $108,470,339  $100,963,696  $88,117,640  $78,537,647  $74,628,303  $35,995,940  $35,279,859
                                        ============  ============  ===========  ===========  ===========  ===========  ===========

                                           Feb 28         Mar 31         Apr 30         May 31         June 30        July 31
BALANCE SHEETS                              2002           2002           2002           2002           2002           2002
                                        -----------    -----------    -----------    -----------    -----------    -----------
Current Assets:
    Cash*                               $ 2,444,131    $ 3,503,415    $ 3,361,758    $ 3,206,947    $ 3,061,058    $ 3,405,059
    Accounts receivable, net
        of allowances                       578,309        245,925        198,704        194,704        194,704        191,848
    Inventories                                   -              -              -              -              -              -
    Accounts receivable from
        subsidiary                                -              -              -              -              -              -
    Deferred charges                              -              -              -              -              -              -
    Prepaid expenses                              -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
            Total Current Assets          3,022,440      3,749,340      3,560,462      3,401,651      3,255,762      3,596,907
                                        -----------    -----------    -----------    -----------    -----------    -----------

Investment in subsidiary                          -              -              -              -              -              -

Non-Current Assets:
    Unamortized debt issue costs                  -              -              -              -              -              -
    Reorg. value in excess of
      identifiable assets                         -              -              -              -              -              -
    Other                                         -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
            Total Non-Current Assets              -              -              -              -              -              -
                                        -----------    -----------    -----------    -----------    -----------    -----------

Plant and Equipment (Schedule B)         33,454,714     30,207,267     30,207,267     30,207,267     30,207,267     30,207,267
    Less - accumulated depreciation      (1,209,344)    (1,143,008)    (1,143,008)    (1,143,008)    (1,143,008)    (1,143,008)
            Net Plant and Equipment      32,245,370     29,064,259     29,064,259     29,064,259     29,064,259     29,064,259
                                        -----------    -----------    -----------    -----------    -----------    -----------

Total Assets                            $35,267,810    $32,813,599    $32,624,721    $32,465,910    $32,320,021    $32,661,166
                                        ===========    ===========    ===========    ===========    ===========    ===========


                                           Aug 31        Sept 30         Oct 31        Nov 30        Dec 31        Jan 31
BALANCE SHEETS                              2002           2002           2002          2002          2002          2003
                                        -----------    -----------    -----------   -----------   -----------   -----------
Current Assets:
    Cash*                               $ 3,417,904    $ 4,493,598    $ 4,233,312   $ 4,149,185   $ 4,982,488   $ 4,820,707
    Accounts receivable, net
        of allowances                     1,427,087         82,533         56,533        54,033        54,033        54,033
    Inventories                                   -              -              -             -             -             -
    Accounts receivable from
        subsidiary                                -              -              -             -             -             -
    Deferred charges                              -              -              -             -             -             -
    Prepaid expenses                              -              -              -             -             -             -
                                        -----------    -----------    -----------   -----------   -----------   -----------
            Total Current Assets          4,844,991      4,576,131      4,289,845     4,203,218     5,036,521     4,874,740
                                        -----------    -----------    -----------   -----------   -----------   -----------

Investment in subsidiary                          -              -              -             -             -             -

Non-Current Assets:
    Unamortized debt issue costs                  -              -              -             -             -             -
    Reorg. value in excess
      of identifiable assets                      -              -              -             -             -             -
    Other                                         -              -              -             -             -             -
                                        -----------    -----------    -----------   -----------   -----------   -----------
            Total Non-Current Assets              -              -              -             -             -             -
                                        -----------    -----------    -----------   -----------   -----------   -----------

Plant and Equipment (Schedule B)         30,160,255     30,160,255     30,160,255    30,160,255    30,160,255    30,160,255
    Less - accumulated depreciation      (1,143,008)    (1,143,008)    (1,143,008)   (1,143,008)   (1,143,008)   (1,143,008)
            Net Plant and Equipment      29,017,247     29,017,247     29,017,247    29,017,247    29,017,247    29,017,247
                                        -----------    -----------    -----------   -----------   -----------   -----------

Total Assets                            $33,862,238    $33,593,378    $33,307,092   $33,220,465   $34,053,768   $33,891,987
                                        ===========    ===========    ===========   ===========   ===========   ===========

I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF 16 PAGES ARE TRUE AND CORRECT.

Date Submitted    2/25/03      Signed            /s/ James B. Claes
                -----------             ----------------------------------------

*Includes remaining cash of Company inactive subsidiaries at January 31 as follows:
         Laclede Chain Manufacturing   $370,433
         Laclede Mid America Inc.        55,968

CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1B
CASE NUMBER: 01-48321-399

                                     As of
                                   July 31,        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
BALANCE SHEETS                       2001           2001          2001          2001          2001          2001          2002
                                 ------------   ------------  ------------- -----------   ------------  -----------   ------------
Current Liabilities:
  Accounts payable               $12,126,951    $12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951
  Accrued compensation             1,572,602      1,640,265      2,657,100     2,944,082     2,944,082     2,944,082     2,944,082
  Accrued taxes other than
     income taxes                    802,311        758,985        758,985       725,344       725,344       725,344       725,344
  Interest on debt                   548,423        575,509        515,214       459,548       429,601       207,350       207,350
  Other current liabilities        2,385,429      1,760,535      2,664,510     2,863,139     2,862,738     2,862,939     2,875,377
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Current
      Liabilities                 17,435,716     16,862,245     18,722,760    19,119,064    19,088,716    18,866,666    18,879,104
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693      3,027,693     3,027,693     3,027,693     3,027,693     3,027,693
  Postretirement health care      50,960,618     50,960,618     50,960,618    50,959,926    50,959,927    50,959,926    50,959,926
  Deferred income taxes              563,226        563,226        563,226       563,226       563,226       563,226       563,226
  EAF dust reserve                   202,358        202,358        202,358       202,213       202,213       202,213       202,213
  Other                                 (837)          (649)          (649)         (649)           -             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Non-Current
      Liabilities                 54,753,058     54,753,246     54,753,246    54,752,409    54,753,059    54,753,058    54,753,058
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Long-Term Debt
  Notes and bonds payable          6,783,658      7,527,105      7,527,105     7,527,105     7,527,105     4,301,781     4,301,781
  Revolving credit                23,302,646     17,843,946     12,787,006     5,736,455     2,804,737             -             -
  Term loan - banks                5,741,668      5,741,668      5,741,668     5,741,668     5,741,668             -             -
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Long-Term Debt          35,827,972     31,112,719     26,055,779    19,005,228    16,073,510     4,301,781     4,301,781
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Stockholders' Equity (Deficit):
  Common stock                        35,100         35,100         35,100        35,100        35,100        35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000    12,465,000    12,465,000
  Accumulated deficit            (12,046,507)   (14,264,614)   (23,914,245)  (26,839,154)  (27,787,082)  (54,425,665)  (55,154,184)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total Stockholders'
       Equity (Deficit)              453,593     (1,764,514)   (11,414,145)  (14,339,054)  (15,286,982)  (41,925,565)  (42,654,084)
                                 ------------   ------------   -----------   -----------   -----------   -----------   -----------
Total Liabilities and
    Equity (Deficit)            $108,470,339   $100,963,696   $ 88,117,640  $ 78,537,647  $ 74,628,303  $ 35,995,940  $ 35,279,859
                                 ============   ============   ============  ============  ============  ============  ============

                                   Feb 28         Mar 31       Apr 30        May 31        June 30        July 31
BALANCE SHEETS                      2002           2002         2002          2002           2002           2002
                                ------------   ------------ ------------  ------------   ------------   ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951 $ 12,126,951  $ 12,126,951   $ 12,126,951   $ 12,126,951
  Accrued compensation             2,944,082      2,944,082    2,944,082     2,944,082      2,944,082      2,944,082
  Accrued taxes other than
     income taxes                    725,344        725,344      725,344       725,344        725,344        725,344
  Interest on debt                   207,350        207,350      207,350       207,350        207,350        207,350
  Other current liabilities        2,873,375      2,878,776    2,881,193     2,881,193      2,881,193      2,891,636
                                 -----------    -----------  -----------   -----------    -----------    -----------
    Total Current
      Liabilities                 18,877,102     18,882,503   18,884,920    18,884,920     18,884,920     18,895,363
                                 -----------    -----------  -----------   -----------    -----------    -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693    3,027,693     3,027,693      3,027,693      3,027,693
  Postretirement health care      50,959,926     50,959,926   50,959,926    50,959,926     50,959,926     50,959,926
  Deferred income taxes              563,226        569,557      569,557       569,557        569,557        569,557
  EAF dust reserve                   202,213        202,213      202,213       202,213        202,213        202,213
  Other                                   -              -            -             -              -              -
                                 -----------    -----------  -----------   -----------    -----------    -----------
    Total Non-Current
      Liabilities                 54,753,058     54,759,389   54,759,389    54,759,389     54,759,389     54,759,389
                                 -----------    -----------  -----------   -----------    -----------    -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781    4,301,781     4,301,781      4,301,781      4,301,781
  Revolving credit                         -              -            -             -              -              -
  Term loan - banks                        -              -            -             -              -              -
                                 -----------    -----------  -----------   -----------    -----------    -----------
    Total Long-Term Debt           4,301,781      4,301,781    4,301,781     4,301,781      4,301,781      4,301,781
                                 -----------    -----------  -----------   -----------    -----------    -----------
Stockholders' Equity (Deficit):
  Common stock                        35,100         35,100       35,100        35,100         35,100         35,100
  Capital in excess of
    par value                     12,465,000     12,465,000   12,465,000    12,465,000     12,465,000     12,465,000
  Accumulated deficit            (55,164,231)   (57,630,174) (57,821,469)  (57,980,280)   (58,126,169)   (57,795,467)
                                 -----------    -----------  -----------   -----------    -----------    -----------
    Total Stockholders'
       Equity (Deficit)          (42,664,131)   (45,130,074) (45,321,369)  (45,480,180)   (45,626,069)   (45,295,367)
                                 -----------    -----------  -----------   -----------    -----------    -----------
Total Liabilities and
    Equity (Deficit)            $ 35,267,810   $ 32,813,599 $ 32,624,721  $ 32,465,910   $ 32,320,021   $ 32,661,166
                                 ============   ============ ============  ============   ============   ============

                                   Aug 31         Sept 30        Oct 31         Nov 30        Dec 31        Jan 31
BALANCE SHEETS                      2002           2002           2002           2002          2002          2003
                                ------------   ------------   ------------   ------------  ------------  ------------
Current Liabilities:
  Accounts payable              $ 12,126,951   $ 12,126,951   $ 12,126,951   $ 12,126,951  $ 12,126,951  $ 12,126,951
  Accrued compensation             2,944,082      2,944,082      2,944,082      2,944,082     2,944,082     2,944,082
  Accrued taxes other than
     income taxes                    725,344        725,344        725,344        725,344       725,344       725,344
  Interest on debt                   207,350        207,350        207,350        207,350       207,350       207,350
  Other current liabilities        2,997,259      2,881,193      2,881,193      2,881,193     2,881,193     2,881,193
                                 -----------    -----------    -----------    -----------   -----------   -----------
    Total Current
      Liabilities                 19,000,986     18,884,920     18,884,920     18,884,920    18,884,920    18,884,920
                                 -----------    -----------    -----------    -----------   -----------   -----------
Non-Current Liabilities:
  Pensions                         3,027,693      3,027,693      3,027,693      3,027,693     3,027,693     3,027,693
  Postretirement health care      50,959,926     50,959,926     50,959,926     50,959,926    50,959,926    50,959,926
  Deferred income taxes              569,557        569,557        569,557        569,557       569,557       569,557
  EAF dust reserve                   202,213        202,213        202,213        202,213       202,213       202,213
  Other                                   -              -              -              -             -             -
                                 -----------    -----------    -----------    -----------   -----------   -----------
    Total Non-Current
      Liabilities                 54,759,389     54,759,389     54,759,389     54,759,389    54,759,389    54,759,389
                                 -----------    -----------    -----------    -----------   -----------   -----------
Long-Term Debt
  Notes and bonds payable          4,301,781      4,301,781      4,301,781      4,301,781     4,301,781     4,301,781
  Revolving credit                         -              -              -              -             -             -
  Term loan - banks                        -              -              -              -             -             -
                                 -----------    -----------    -----------    -----------   -----------   -----------
    Total Long-Term Debt           4,301,781      4,301,781      4,301,781      4,301,781     4,301,781     4,301,781
                                 -----------    -----------    -----------    -----------   -----------   -----------
Stockholders' Equity
  (Deficit):
  Common stock                        35,100         35,100         35,100         35,100        35,100        35,100
  Capital in excess of
    par value                     12,465,000     12,465,000     12,465,000     12,465,000    12,465,000    12,465,000
  Accumulated deficit            (56,700,018)   (56,852,812)   (57,139,098)   (57,225,725)  (56,392,422)  (56,554,203)
                                 -----------    -----------    -----------    -----------   -----------   -----------
    Total Stockholders'
       Equity (Deficit)          (44,199,918)   (44,352,712)   (44,638,998)   (44,725,625)  (43,892,322)  (44,054,103)
                                 -----------    -----------    -----------    -----------   -----------   -----------
Total Liabilities and
    Equity (Deficit)            $ 33,862,238   $ 33,593,378   $ 33,307,092   $ 33,220,465  $ 34,053,768  $ 33,891,987
                                 ============   ============   ============   ============  ============  ============

CASE NAME: LACLEDE STEEL COMPANY                                      FORM OPR-2
CASE NUMBER: 01-48321-399

                                                   Month          Month           Month        Month          Month         Month
                                                  Aug 31         Sep 30          Oct 31       Nov 30         Dec 31        Jan 31
STATEMENTS OF OPERATIONS                           2001           2001            2001         2001           2001          2002
                                                -----------    -----------      ---------    ---------      ---------     ---------
Net sales                                       $ 7,191,670    $ 5,200,020      $ 118,593    $ 140,714      $ 146,488     $ 104,356
                                                -----------    -----------      ---------    ---------      ---------     ---------
Costs and expenses:
  Cost of products sold*                          8,434,575     14,829,530      2,493,662      104,817        858,256       342,532
  Selling and Administrative expenses               272,644        186,158        776,905      540,497        722,261       650,079
  Depreciation and Amortization                     343,702              -              -            -              -             -
  Interest expense, net                             478,094        173,027        117,361       87,414         51,954             -
  Provision for uncollectible accounts                    -              -              -      469,709      1,467,228             -
  Loss on sale of Vandalia Plant
  Recoveries from litigation and other claims             -              -              -            -     (2,731,899)            -
  Write-off of non-current assets                         -              -              -            -     21,795,960             -
                                                -----------    -----------      ---------    ---------      ---------     ---------
       Total costs and expenses                   9,529,015     15,188,715      3,387,928    1,202,437     22,163,760       992,611
                                                -----------    -----------      ---------    ---------      ---------     ---------

Loss before activities related to subsidiary     (2,337,345)    (9,988,695)    (3,269,335)  (1,061,723)   (22,017,272)     (888,255)

(Loss) gain on sale of subsidiary                         -              -              -            -     (4,834,322)      159,736
Equity in earnings of subsidiary                    119,238        339,064        344,426      113,795        213,011             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

(Loss) gain before income taxes                  (2,218,107)    (9,649,631)    (2,924,909)    (947,928)   (26,638,583)     (728,519)

Provision (credit) for income taxes                       -              -              -            -              -             -
                                                -----------    -----------      ---------    ---------      ---------     ---------

Net loss                                       $ (2,218,107)  $ (9,649,631)  $ (2,924,909)  $ (947,928)  $(26,638,583) $(   728,519)
                                               ============   ============   ============   ==========   ============  ============

                                                   Month          Month         Month         Month         Month         Month
                                                  Feb 28         Mar 31        Apr 30        May 31        June 30       July 31
STATEMENTS OF OPERATIONS                           2002           2002          2002          2002          2002          2002
                                                -----------    -----------   -----------   -----------   -----------   -----------
Net sales                                       $     5,708    $   96,656    $    5,669    $    3,802    $    3,255    $    4,118
                                                -----------    -----------   -----------   -----------   -----------   -----------
Costs and expenses:
  Cost of products sold*                             55,768         71,384        44,988        79,169        59,977       184,246
  Selling and Administrative expenses               242,439        311,047       129,290       136,113        89,167       126,177
  Depreciation and Amortization                           -              -             -             -             -             -
  Interest expense, net                                   -              -             -             -             -             -
  Provision for uncollectible accounts                    -        206,328        22,686             -             -        14,703
  Loss on sale of Vandalia Plant                                 2,335,166             -             -             -             -
  Recoveries from litigation and other claims      (245,902)      (85,042)             -       (27,669)            -      (658,368)
  Write-off of non-current assets                         -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------
       Total costs and expenses                      52,305      2,838,883       196,964       187,613       149,144      (333,242)
                                                -----------    -----------   -----------   -----------   -----------   -----------

Loss before activities related to subsidiary        (46,597)    (2,742,227)     (191,295)     (183,811)     (145,889)      337,360

(Loss) gain on sale of subsidiary                    36,500        276,284             -        25,000             -        (6,658)
Equity in earnings of subsidiary                          -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------

(Loss) gain before income taxes                     (10,047)    (2,465,943)     (191,295)     (158,811)     (145,889)      330,702

Provision (credit) for income taxes                       -              -             -             -             -             -
                                                -----------    -----------   -----------   -----------   -----------   -----------

Net loss                                       $    (10,047)  $ (2,465,943) $   (191,295) $   (158,811) $   (145,889) $    330,702
                                               ============   ============  ============  ============  ============  ============

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.

                                                   Month           Month        Month           Month         Month        Month
                                                  Aug 31         Sept 30        Oct 31         Nov 30        Dec 31       Jan 31
STATEMENTS OF OPERATIONS                           2002            2002          2002           2002          2002         2003
                                                -----------     -----------   -----------    -----------   -----------  -----------
Net sales                                       $ 1,345,115     $     5,211   $     1,025    $     3,754   $     3,180  $       693
                                                -----------     -----------   -----------    -----------   -----------  -----------
Costs and expenses:
  Cost of products sold*                             35,687          43,141       120,108         33,607       171,343       72,196
  Selling and Administrative expenses               217,691          84,667       137,934         56,504       134,079      105,027
  Depreciation and Amortization                           -               -             -              -             -            -
  Interest expense, net                                   -               -             -              -             -            -
  Provision for uncollectible accounts               74,315               -             -              -             -            -
  Loss on sale of Vandalia Plant                          -               -             -              -             -            -
  Recoveries from litigation and other claims       (58,532)              -             -              -    (1,137,665)     (29,930)
  Write-off of non-current assets                         -               -             -              -             -            -
                                                -----------     -----------   -----------    -----------   -----------  -----------
       Total costs and expenses                     269,161         127,808       258,042         90,111      (832,243)     147,293
                                                -----------     -----------   -----------    -----------   -----------  -----------

Loss before activities related to subsidiary      1,075,954        (122,597)     (257,017)       (86,357)      835,423     (146,600)

(Loss) gain on sale of subsidiary                    19,495         (30,197)      (29,269)          (270)       (2,120)     (15,181)
Equity in earnings of subsidiary                          -               -             -              -             -            -
                                                -----------     -----------   -----------    -----------   -----------  -----------

(Loss) gain before income taxes                   1,095,449        (152,794)     (286,286)       (86,627)      833,303     (161,781)

Provision (credit) for income taxes                       -               -             -              -             -            -
                                                -----------     -----------   -----------    -----------   -----------  -----------

Net loss                                       $  1,095,449    $   (152,794) $   (286,286)  $    (86,627) $    833,303 $   (161,781)
                                               ============    ============  ============   ============  ============ ============

*  Includes expenses of Alton Water Treatment Plant, EPA fees, etc.

CASE NAME:   LACLEDE STEEL COMPANY                                    FORM OPR-3
CASE NUMBER: 01-48321-399

                                                Month         Month         Month          Month           Month          Month
                                               August       September      October        November        December       January
STATEMENTS OF CASH FLOW                         2001          2001          2001           2001            2001           2002
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash flows from operating activities:
    Net income (loss)                       $ (2,218,107) $ (9,649,631) $ (2,924,909)    $ (947,928)  $ (26,638,583) $   (728,519)
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                343,702             -             -              -               -              -
    Loss on sale of subsidiary                         -             -             -              -       4,834,322      (159,736)
    Write-off of non-current assets                    -             -             -              -      21,795,960              -
    Provision for uncollectible accounts               -             -             -        469,709       1,467,228              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                          265,038       596,008     8,061,722      2,729,611         817,330        685,490
    Inventories                                7,480,248     9,977,937     2,130,998         65,368         710,232              -
    Accrued expenses                              24,337             -             -              -               -              -
    Accrued pension cost                               -             -             -              -               -              -
    Other assets and liabilities                (675,847)    3,482,626       (88,437)        14,958        (250,127)        12,438
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) operating
    activities before reorganization items     5,219,371     4,406,940     7,179,374      2,331,718       2,736,362       (190,327)
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash flows used in investing activities:
    Capital expenditures                        (504,118)*           -             -              -               -              -
    Net proceeds from sale of assets                  -        650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash provided by (used in) investing
    activities                                  (504,118)      650,000             -        600,000      10,480,172        159,736
                                            ------------  ------------  ------------     ----------   -------------  -------------

Cash flows from financing activities:
    Payment of debtor in possession
        financing                             (4,723,586)   (5,056,940)   (7,050,551)    (2,931,718)     (2,804,737)             -
    Term loan payment                                  -             -             -              -      (5,741,668)             -
    Payment of SWIDA bonds                             -             -             -              -      (3,225,324)             -
    Other                                          8,333             -             -              -               -              -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Net cash (used in) financing activities       (4,715,253)   (5,056,940)   (7,050,551)    (2,931,718)    (11,771,729)             -
                                            ------------  ------------  ------------     ----------   -------------  -------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                         -             -       128,823              -       1,444,805        (30,591)
    At beginning of year                         195,000       195,000       195,000        323,823         323,823      1,768,628
                                            ------------  ------------  ------------     ----------   -------------  -------------
    At end of period                           $ 195,000     $ 195,000     $ 323,823      $ 323,823     $ 1,768,628    $ 1,738,037
                                            ============  ============  ============     ==========   =============  =============

                                                Month         Month         Month          Month           Month          Month
                                               February       March         April           May            June           July
STATEMENTS OF CASH FLOW                         2002          2002          2002           2002            2002           2002
                                            ------------  ------------  ------------   ------------    ------------   ------------

Cash flows from operating activities:
    Net income (loss)                       $    (10,047) $ (2,465,943) $   (191,295)  $   (158,811)   $   (145,889)  $    330,702
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                      -             -             -              -               -              -
    Loss on sale of subsidiary                   (36,550)     (276,284)            -        (25,000)              -          6,658
    Write-off of non-current assets                    -             -             -              -               -              -
    Provision for uncollectible accounts               -       206,328        22,686              -               -              -
    Loss on Sale of Vandalia Plant                           2,335,166             -              -               -              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                            4,842       126,056        24,535          4,000               -          2,856
    Inventories                                        -             -             -              -               -              -
    Accrued expenses                                   -             -             -              -               -              -
    Accrued pension cost                               -             -             -              -               -              -
    Other assets and liabilities                 692,299        11,732         2,417              -               -         10,443
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash provided by (used in) operating
    activities before reorganization items       650,544       (62,945)     (141,657)      (179,811)       (145,889)       350,659
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash flows used in investing activities:
    Capital expenditures                              -             -             -              -               -              -
    Net proceeds from sale of assets              55,550     1,122,229            -          25,000              -          (6,658)
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash provided by (used in) investing
    activities                                    55,550     1,122,229            -          25,000              -          (6,658)
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                      -             -             -              -               -              -
    Term loan payment                                  -             -             -              -               -              -
    Payment of SWIDA bonds                             -             -             -              -               -              -
    Other                                              -             -             -              -               -              -
                                            ------------  ------------  ------------   ------------    ------------   ------------
Net cash (used in) financing activities                -             -             -              -               -              -
                                            ------------  ------------  ------------   ------------    ------------   ------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                   706,094     1,059,284      (141,657)      (154,811)       (145,889)       344,001
    At beginning of year                       1,738,037     2,444,131     3,503,415      3,361,758       3,206,947      3,061,058
                                            ------------  ------------  ------------   ------------    ------------   ------------
    At end of period                        $  2,444,131  $  3,503,415  $  3,361,758   $  3,206,947    $  3,061,058   $  3,405,059
                                            ============  ============  ============   ============    ============   ============


 * Recording of charges incurred prior to July 27, 2001.

                                                Month          Month         Month           Month          Month         Month
                                               August        September       October       November       December       January
STATEMENTS OF CASH FLOW                         2002           2002           2002           2002           2002           2003
                                            ------------   ------------   ------------   ------------   ------------   ------------
Cash flows from operating activities:
    Net income (loss)                       $  1,095,449   $   (152,794)  $  (286,286)  $     (86,627)  $    833,303   $   (161,781)

Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
    Depreciation and amortization                      -              -              -              -              -              -
    Loss (Gain) on sale of subsidiary            (19,495)        30,197         29,269            270          2,120         15,181
    Write-off of non-current assets                    -              -              -              -              -              -
    Provision for uncollectible accounts          74,315              -              -              -              -              -
    Loss on Sale of Vandalia Plant                     -              -              -              -              -              -
Changes in assets and liabilities that
  provided (used) cash:
    Accounts receivable                       (1,309,554)     1,344,554         26,000          2,500
    Inventories                                        -              -              -              -              -              -
    Accrued expenses                                   -              -              -              -              -              -
    Accrued pension cost                               -              -              -              -              -              -
    Other assets and liabilities                 105,623       (116,066)             -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net cash provided by (used in) operating
    activities before reorganization items       (53,662)     1,105,891       (231,017)       (83,857)       835,423       (146,600)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Cash flows used in investing activities:
    Capital expenditures                              -              -              -              -              -              -
    Net proceeds from sale of assets              66,507        (30,197)       (29,269)          (270)        (2,120)       (15,181)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net cash provided by (used in) investing
    activities                                    66,507        (30,197)       (29,269)          (270)        (2,120)       (15,181)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Cash flows from financing activities:
    Payment of debtor in possession
        financing                                      -              -              -              -              -              -
    Term loan payment                                  -              -              -              -              -              -
    Payment of SWIDA bonds                             -              -              -              -              -              -
    Other                                              -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net cash (used in) financing activities                -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Cash and cash equivalents:
    Net increase (decrease) during the
        period                                    12,845      1,075,694       (260,286)       (84,127)       833,303       (161,781)
    At beginning of period                     3,405,059      3,417,904      4,493,598      4,233,312      4,149,185      4,982,488
                                            ------------   ------------   ------------   ------------   ------------   ------------
    At end of period                        $  3,417,904   $  4,493,598   $  4,233,312   $  4,149,185   $  4,982,488   $  4,820,707
                                            ============   ============   ============   ============   ============   ============


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE A
CASE NUMBER -    01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING

                          Total
                         Accounts              0-30             31-60            61-90           91-120            Over 120
                        Receivable             Days              Days             Days            Days               Days
                    -----------------------------------------------------------------------------------------------------------

Date of Filing:
   7-27-01              $16,788,650.93     $9,478,834.75     $5,513,875.11      $563,817.22     $164,772.08      $1,067,351.77
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       56.5%             32.8%             3.4%            1.0%               6.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   8-31-01        $16,398,034.09     $8,989,454.79     $3,860,527.94    $2,123,733.80     $236,861.11      $1,187,456.45
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       54.8%             23.5%            13.0%            1.4%               7.2%
-------------------------------------------------------------------------------------------------------------------------------

Month:   9-30-01        $15,602,409.25     $6,730,354.24     $4,379,114.96    $2,169,157.33     $938,402.28      $1,385,380.44
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       43.1%             28.1%            13.9%            6.0%               8.9%
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-01       $8,391,577.03        $698,518.13     $2,240,631.85    $2,742,193.88     $827,897.53      $1,882,335.64
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                        8.3%             26.7%            32.7%            9.9%              22.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-01       $5,192,256.97                                                                            $5,192,256.97
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-01       $2,174,699.02                                                                            $2,174,699.02
-------------------------------------------------------------------------------------------------------------------------------

Month:    1-31-02       $1,323,368.77                                                                            $1,323,368.77
-------------------------------------------------------------------------------------------------------------------------------

Month:    2-28-02       $1,318,526.92                                                                            $1,318,526.92
-------------------------------------------------------------------------------------------------------------------------------

Month:    3-31-02       $1,284,136.23                                                                            $1,284,136.23
-------------------------------------------------------------------------------------------------------------------------------

Month:    4-30-02       $1,236,915.66                                                                            $1,236,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    5-31-02       $1,232,915.66                                                                            $1,232,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    6-30-02       $1,232,915.66                                                                            $1,232,915.66
-------------------------------------------------------------------------------------------------------------------------------

Month:    7-31-02       $1,230,059.65                                                                            $1,230,059.65
-------------------------------------------------------------------------------------------------------------------------------

Month:    8-31-02       $1,122,744.71                                                                            $1,122,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    9-30-02       $1,120,744.71                                                                            $1,120,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-02       $1,094,744.71                                                                            $1,094,744.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-02       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-02       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------

Month:    1-31-03       $1,092,244.71                                                                            $1,092,244.71
-------------------------------------------------------------------------------------------------------------------------------


CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE B
CASE NUMBER: 01-48321-399

                                 July 31        Aug 31        Sep 30        Oct 31        Nov 30        Dec 31        Jan 31
FIXED ASSETS*                     2001           2001          2001          2001          2001          2001          2002
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------

Real estate                   $ 2,215,000    $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000   $ 2,215,000

Buildings                       6,485,000      6,485,000     6,485,000     6,485,000     6,485,000     6,485,000     6,485,000

Machinery and equipment        26,340,334     26,844,452    25,685,529    25,685,529    25,085,529    24,773,714    24,773,714
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------
                              $35,040,334    $35,544,452   $34,385,529   $34,385,529   $33,785,529   $33,473,714   $33,473,714
                              ===========    ===========   ===========   ===========   ===========   ===========   ===========

                                 Feb 28         Mar 31        Apr 30        May 31        June 30       July 31       Aug 31
FIXED ASSETS*                     2002           2002          2002          2002          2002          2002          2002
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------

Real estate                   $ 2,215,000    $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000   $ 2,000,000

Buildings                       6,485,000      3,500,000     3,500,000     3,500,000     3,500,000     3,500,000     3,500,000

Machinery and equipment        24,754,714     24,707,267    24,707,267    24,707,267    24,707,267    24,707,267    24,660,255
                              -----------    -----------   -----------   -----------   -----------   -----------   -----------
                              $33,454,714    $30,207,267   $30,207,267   $30,207,267   $30,207,267   $30,207,267   $30,160,255
                              ===========    ===========   ===========   ===========   ===========   ===========   ===========


                                Sept 30         Oct 31        Nov 30        Dec 31       Jan 31
FIXED ASSETS*                     2002           2002          2002          2002         2003
                              -----------    -----------   -----------   -----------  -----------

Real estate                   $ 2,000,000    $ 2,000,000   $ 2,000,000   $ 2,000,000  $ 2,000,000

Buildings                       3,500,000      3,500,000     3,500,000     3,500,000    3,500,000

Machinery and equipment        24,660,255     24,660,255    24,660,255    24,660,255   24,660,255
                              -----------    -----------   -----------   -----------  -----------
                              $30,160,255    $30,160,255   $30,160,255   $30,160,255  $30,160,255
                              ===========    ===========   ===========   ===========  ===========



* Fixed assets are stated at values recorded in December 2000 in connection with Company's adoption of "fresh start" accounting.

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE C
CASE NUMBER: 01-48321-399

                                    As of
                                  July 27       Aug 31          Sep 30          Oct 31          Nov 30        Dec 31       Jan 31
                                    2001         2001            2001            2001            2001          2001         2002
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TRADE ACCOUNTS PAYABLE             $  -              $ -             $ -             $ -             $ -           $ -          $ -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TAXES PAYABLE
Federal Payroll Taxes                 -                -               -               -               -             -            -
State Payroll Taxes                   -                -               -               -               -             -            -
State Sales Taxes                     -                -               -               -               -             -            -
Local Payroll Taxes                   -                -               -               -               -             -            -
Real Estate and Personal
   Property Taxes                     -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL TAXES PAYABLE                   -           28,414          56,828          85,242         113,656       142,070      142,070
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
OTHER LIABILITIES
Post Petition Secured Debt*           -        3,653,176       5,525,173       5,736,455       2,804,736             -            -
Accrued Interest Payable              -          283,471         173,027         117,361          87,414             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL OTHER LIABILITIES               -        3,936,647       5,698,200       5,853,816       2,892,150             -            -
                                   ----      -----------     -----------     -----------     -----------     ---------    ---------
TOTAL POST PETITION DEBT           $  -      $ 3,965,061     $ 5,755,028     $ 5,939,058     $ 3,005,806     $ 142,070    $ 142,070
                                   ====      ===========     ===========     ===========     ===========     =========    =========

                                Feb 28     Mar 31     Apr 30     May 31    June 30    July 31     Aug 31     Sept 30     Oct 31
                                 2002       2002       2002       2002       2002       2002       2002       2002        2002
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TRADE ACCOUNTS PAYABLE         $       -  $       -  $       -  $       -  $       -  $       -  $       -  $       -   $       -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
OTHER CURRENT LIABILITIES                                                                10,443    116,066          -           -
                                                                                      ---------  ---------  ---------   ---------
TAXES PAYABLE
Federal Payroll Taxes                  -          -          -          -          -          -          -          -           -
State Payroll Taxes                    -          -          -          -          -          -          -          -           -
State Sales Taxes                      -          -          -          -          -          -          -          -           -
Local Payroll Taxes                    -          -          -          -          -          -          -          -           -
Real Estate and Personal
   Property Taxes                142,070    142,070    142,070    142,070    142,070    142,070    142,070    142,070     142,070
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL TAXES PAYABLE              142,070    142,070    142,070    142,070    142,070    142,070    142,070    142,070     142,070
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
OTHER LIABILITIES
Post Petition Secured Debt*            -          -          -          -          -          -          -          -           -
Accrued Interest Payable               -          -          -          -          -          -          -          -           -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL OTHER LIABILITIES                -          -          -          -          -          -          -          -           -
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL POST PETITION DEBT       $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 142,070  $ 258,136  $ 142,070   $ 142,070
                               =========  =========  =========  =========  =========  =========  =========  =========   =========

* Net advances against DIP Facility subsequent to July 27, 2001.

                               Nov 30     Dec 31     Jan 31
                                2002       2002       2003
                              ---------  ---------  ---------
TRADE ACCOUNTS PAYABLE        $       -  $       -  $       -
                              ---------  ---------  ---------
OTHER CURRENT LIABILITIES             -          -          -
                              ---------  ---------  ---------
TAXES PAYABLE
Federal Payroll Taxes                 -          -          -
State Payroll Taxes                   -          -          -
State Sales Taxes                     -          -          -
Local Payroll Taxes                   -          -          -
Real Estate and Personal
   Property Taxes               142,070    142,070    142,070
                              ---------  ---------  ---------
TOTAL TAXES PAYABLE             142,070    142,070    142,070
                              ---------  ---------  ---------
OTHER LIABILITIES
Post Petition Secured Debt*           -          -          -
Accrued Interest Payable              -          -          -
                              ---------  ---------  ---------
TOTAL OTHER LIABILITIES               -          -          -
                              ---------  ---------  ---------
TOTAL POST PETITION DEBT      $ 142,070  $ 142,070  $ 142,070
                              =========  =========  =========


* Net advances against DIP Facility subsequent to July 27, 2001.

CASE NAME -      LACLEDE STEEL CO.                                    SCHEDULE D
CASE NUMBER -    01-48321-399

1.  INSURANCE COVERAGE


                                                                                     Amount of         Policy           Premium
            Type of Insurance                             Carrier Name               Coverage        Expiration       paid through
-----------------------------------   -------------------------------------------  --------------   --------------    ------------

Workmen's Compensation - Illinois     Traveller's                                     Statutory       31-Dec-03         31-Mar-03

Workmen's Compensation - Missouri     Traveller's                                     Statutory       31-Dec-03         31-Dec-03

General Liability                     Royal Surplus Lines Ins. Co. (c/o Westrope)     $1,000,000      30-Jun-03         30-Jun-03

Property                              Indiana Harbor Insurance                        $2,500,000      01-Apr-03         01-Apr-03



CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

2.  STATEMENT OF PAYMENT TO SECURED CREDITORS

                                      2001                                             2002
                            ---------------------------   ---------------------------------------------------------------
    Payee     Description     Oct        Nov       Dec      Jan     Feb     Mar     Apr     May    June    July    August
------------  -----------   --------  -------  --------   ------- ------- ------- ------- ------- ------- ------- -------
G.E. Capital  Interest      $173,027  $117,361  $139,369  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -
G.E. Capital  Bank Fees     $198,178  $ 40,951  $(44,017) $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -
                            --------   -------  --------  ------- ------- ------- ------- ------- ------- ------- -------

               Total paid   $371,205  $158,312  $ 95,352  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -
                            ========  ========  ========  ======= ======= ======= ======= ======= ======= ======= =======

                                            2002                    2003
                             ------------------------------------ --------
    Payee     Description       Sept      Oct      Nov      Dec     Jan
------------  -----------    --------  -------- -------- -------- --------
G.E. Capital  Interest       $    -     $    -   $    -   $    -   $    -
G.E. Capital  Bank Fees      $    -     $    -   $    -   $    -   $    -
                             -------    -------  -------  -------  -------

               Total paid    $    -     $    -   $    -   $    -   $    -
                             =======    =======  =======  =======  =======


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN JANUARY 2003

           Type of Tax                     Amount        Check #      Paid
---------------------------------------  -------------   ----------   -------

F.I.C.A. - employer's portion            Taxes paid by Ceridian Payroll Services

Federal Unemployment Compensation        Taxes paid by Ceridian Payroll Services

Illinois Unemployment Compensation       Taxes paid by Ceridian Payroll Services

City Earnings                            Taxes paid by Ceridian Payroll Services

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS
                                              Pay
               Name                           Date             Amount
------------------------------------       -----------      ------------
Michael H. Lane                              01/31/03         22,917.00
President

James B. Claes                               01/31/03         10,700.00
Controller & Asst. Secretary


4.  PAYMENTS TO DIRECTORS
                                     DATE                  SERVICES
------------------------          -----------          ------------------
David Higbee                       01/14/03              $  3,375.00


5. PAYMENTS MADE THIS MONTH TO PROFESSIONALS

           Name                            DATE                  SERVICES
-----------------------------          -----------          ------------------
Mayer Hoffman McCann P.C.                 01/06/03                $ 18,247.00
Bryan Cave                                01/23/03                $ 12,523.74
Buck Consultants                          01/06/03                $  3,280.00
Buck Consultants                          01/27/03                $  7,200.00

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399


6.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES


                         Total           Total Disb.         Quarterly
 Period Ending       Disbursements       For Quarter            Fee             Date Paid         Amount Paid
-----------------   ----------------   ----------------   ----------------   ----------------   ----------------

Jul 01                $6,638,863.36

Aug 01                $4,926,049.86

Sep 01                $1,694,935.53     $13,259,848.75         $10,000.00             Nov-01         $10,000.00

Oct 01                $1,021,286.63

Nov 01                  $613,363.00

Dec 01                  $914,302.00      $2,548,951.63          $7,500.00             Jan-02          $7,500.00

Jan 02                $1,012,745.00

Feb 02                  $299,215.36

Mar 02                  $382,431.32      $1,694,391.68          $5,000.00             Apr-02          $5,000.00

Apr 02                  $174,278.00

May 02                  $213,991.74

June 02                 $148,032.70      $  536,302.44          $3,750.00             Jul-02          $3,750.00

July 02                 $312,277.00

August 02               $137,694.13

September 02            $243,874.43      $  693,845.56          $3,750.00             Oct-02          $3,750.00

October 02              $258,041.44

November 02             $ 90,110.99

December 02             $305,421.67      $  653,574.10          $3,750.00             Jan-03          $3,750.00

January 03              $177,223.17
